                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             ____________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 18, 2000
                                                       ------------------
(September 18, 2000)
--------------------

                           ICG COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

       Delaware                      1-11965                      84-1342022
--------------------------------------------------------------------------------
(State of Incorporation)           (Commission                  (IRS Employer
                                   File Number)              Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
--------------------------------------------------------------------------------
                   (Address of principal executive offices)

                           ICG HOLDINGS (CANADA) CO.
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        Canada                       1-11052                    Not Applicable
--------------------------------------------------------------------------------
(State of Incorporation)           (Commission                  (IRS Employer
                                   File Number)              Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
--------------------------------------------------------------------------------
                   (Address of principal executive offices)

                              ICG HOLDINGS, INC.
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

       Colorado                      33-96540                     84-1158866
--------------------------------------------------------------------------------
(State of Incorporation)           (Commission                  (IRS Employer
                                   File Number)              Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
--------------------------------------------------------------------------------
                   (Address of principal executive offices)

                               ICG FUNDING, LLC
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

       Delaware                      333-40495                    84-1434980
--------------------------------------------------------------------------------
(State of Incorporation)           (Commission                  (IRS Employer
                                   File Number)              Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
--------------------------------------------------------------------------------
                   (Address of principal executive offices)

                              ICG SERVICES, INC.
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


       Delaware                      2850200                      84-1448147
--------------------------------------------------------------------------------
(State of Incorporation)           (Commission                  (IRS Employer
                                   File Number)              Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
--------------------------------------------------------------------------------
                   (Address of principal executive offices)

Registrants' telephone numbers, including area codes  (888)424-1144 and
                                                      --------------------------
                                                      (303) 414-5000
                                                      --------------------------
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Item 5.  Other Events.
------   ------------

     In a press release dated September 18, 2000, ICG Communications, Inc., a Delaware corporation (the "Company"), announced a revised business plan which calls for a controlled expansion, quality of service enhancements and cost savings. As a result of this revised business plan, the Company anticipates reduced expenditures, slower expansion and significantly reduced revenues and EBITDA from previous estimates. A copy of the press release is attached.


Item 7.   Exhibit.
------    --------

          (c)  Exhibit
               -------

               99.1 Press Release, dated September 18, 2000.


                               INDEX TO EXHIBIT

Exhibit No.                  Description
----------                   -------------
99.1            Press Release, dated September 18, 2000.


                                 EXHIBIT 99.1

                    Press Release, dated September 18, 2000

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


Dated: September 18, 2000               ICG COMMUNICATIONS, INC.

                                        By: /s/ Harry R. Herbst
                                            ----------------------
                                            Harry R. Herbst
                                            Executive Vice President and
                                            Chief Financial Officer
                                            (Principal Financial Officer)

                                        ICG HOLDINGS (CANADA)  CO.

                                        By: /s/ Harry R. Herbst
                                            ----------------------
                                            Harry R. Herbst
                                            Executive Vice President and
                                            Chief Financial Officer
                                            (Principal Financial Officer)

                                        ICG HOLDINGS, INC.

                                        By: /s/ Harry R. Herbst
                                            ----------------------
                                            Harry R. Herbst
                                            Executive Vice President and
                                            Chief Financial Officer
                                            (Principal Financial Officer)

                                        ICG FUNDING, LLC

                                        By: ICG Communications, Inc.
                                            Common Member and Manager

                                        By: /s/ Harry R. Herbst
                                            ----------------------
                                            Harry R. Herbst
                                            Executive Vice President and
                                            Chief Financial Officer
                                            (Principal Financial Officer)

                                        ICG SERVICES, INC.

                                        By: /s/ Harry R. Herbst
                                            ----------------------
                                            Harry R. Herbst
                                            Executive Vice President and
                                            Chief Financial Officer
                                            (Principal Financial Officer)